Exhibit 99.1

Workhorse Announces Annual Stockholders’ Meeting Results

CINCINNATI, May 3, 2022 -- Workhorse Group Inc. (NASDAQ: WKHS) (“Workhorse” or “the Company”), an American technology company focused on providing sustainable and cost-effective drone-integrated electric vehicles to the last mile delivery sector, announced the results of its annual stockholders' meeting held earlier today.

The Company's stockholders have re-elected the following persons to the Company's Board of Directors for the ensuing year: Raymond Chess, Richard Dauch, Benjamin Samuels, Gerald Budde, Harry DeMott, Jacqueline Dedo, Pamela Mader, Michael Clark and Bill Quigley. Shareholders also elected Scott Miller to the Board of Directors. With this addition, Workhorse’s board composition has increased to ten total directors, nine of whom are independent. The Directors have been elected to serve a term expiring at the 2023 annual meeting of stockholders.

In addition, stockholders ratified the appointment of Grant Thornton LLP as the Company's independent auditors for 2022.

A webcast playback will be available at www.virtualshareholdermeeting.com/WKHS2022 24 hours after the completion of the meeting.

For more information, please refer to the Company’s Proxy Statement filing, which is available on the United States Securities and Exchange Commission’s (the “SEC”) website.

About Workhorse Group Inc.

Workhorse is a technology company focused on providing drone-integrated electric vehicles to the last-mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud-based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com.

Forward-Looking Statements

This press release includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our ability to successfully complete the additional testing and implement modifications to vehicles to achieve compliance with FMVSS with respect to the C-1000s; the results of our ongoing review of the Company’s business and go-forward operating and commercial plans; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; negative impacts stemming from the continuing COVID-19 pandemic; market acceptance of our products; our ability to attract and retain customers for existing and new products; our ability to control our expenses; potential competition, including shifts in technology; global and local business conditions; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to satisfy covenants in our financing agreements; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; the outcome of any regulatory proceedings; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:

Matt Glover and Tom Colton

Gateway Investor Relations

949-574-3860

WKHS@gatewayir.com

Source: Workhorse Group Inc.